                            SCHEDULE 14 A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:
[ ]  PRELIMINARY PROXY STATEMENT             [  ] CONFIDENTIAL, FOR USE OF THE
                                                  COMMISSION ONLY (AS PERMITTED
                                                  BY RULE 14A-6 (E) (2)
[X]   DEFINITIVE PROXY STATEMENT

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11 )c) or
     Section 240.14a-12

                       BANK OF SOUTH CAROLINA CORPORATION
                       ----------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                       BANK OF SOUTH CAROLINA CORPORATION
                       ----------------------------------
      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]      NO FEE REQUIRED.
[ ]      FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND
         0-11.

         1.     TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
         2.     AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
         3. PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT IS DETERMINED):
         4.     PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
         5.     TOTAL FEE PAID:

[ ]      FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.
[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

         1.     AMOUNT PREVIOUSLY PAID:
         2.     FORM, SCHEDULE OR REGISTRATION STATEMENT NUMBER
         3.     FILING PARTY:
         4.     DATE FILED:

                                PROXY MATERIAL OF
                       BANK OF SOUTH CAROLINA CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 10, 2001

To Our Shareholders:

         The Annual Meeting of Shareholders of Bank of South Carolina Corporation (the "Company") will be held at 256 Meeting Street, Charleston, South Carolina, on Tuesday, April 10, 2001, at 2:00 p.m. for the following purposes:

         1. To elect sixteen (16) Directors to serve until the company's 2002 Annual Meeting of Shareholders;

         2. To ratify the appointment of KPMG LLP, as independent certified public accountants for 2001;

         3. To transact such other business as may properly come before the meeting.

         Shareholders of record at the close of business on February 23, 2001, will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

         You may revoke your Proxy at any time prior to its exercise by written notice to the Company prior to the meeting or by attending the meeting personally and voting. The Board of Directors of the Company solicits the accompanying form of Proxy.

PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      By Order of the Board of Directors

                                      /s/ Nathaniel I. Ball, III
                                      -----------------------------------
                                      Nathaniel I. Ball, III
                                      Secretary

March 2, 2001

         A copy of the Company's Annual Disclosure Statement as filed with the Securities and Exchange Commission on Form 10-KSB may be obtained at no cost by writing William L. Hiott, Jr., Treasurer, at Bank of South Carolina Corporation, P.O. Box 538, Charleston, South Carolina 29402 (843-724-1500). Additional copies may be obtained at a cost of $5.00 each.

                       BANK OF SOUTH CAROLINA CORPORATION
                               256 MEETING STREET
                        CHARLESTON, SOUTH CAROLINA 29401

                        ---------------------------------

                                 PROXY STATEMENT

      This Proxy Statement, which is first being mailed to shareholders on or about March 2, 2001, is provided in conjunction with the solicitation of proxies by the Board of Directors of Bank of South Carolina Corporation (the "Company") for use at the 2001 Annual Shareholders' Meeting of the Company. The Notice of Meeting, Proxy Form and Annual Report are enclosed in this package.

THE PROXY

      The Board of Directors of the Company selected the persons named as proxies on the enclosed Proxy Form. No officer or employee of the Company or any subsidiary may be named as proxy.

      The solicitation of proxies on behalf of the Board of Directors is conducted by Directors, Officers and regular employees of the Company and its wholly owned subsidiary, The Bank of South Carolina (the "Bank"), at no additional compensation over regular salaries. The cost of printing and mailing of all proxy materials has been paid by the Company. Brokers and others involved in handling and forwarding the proxy materials to their customers having beneficial interests in the stock of the Company registered in the names of nominees will be reimbursed for their reasonable expenses in doing so.

VOTING RIGHTS

      The Common Stock of the Company is its only class of voting securities. On February 23, 2001, there were issued and outstanding 2,580,597 shares of Common Stock (no par value). Each share is entitled to one vote; provided, however, that Shareholders have cumulative voting rights for the election of Directors. The right to cumulate votes means that the Shareholders are entitled to multiply the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote and cast the product for a single candidate or distribute the product among two or more candidates.

           CUMULATIVE VOTING SHALL APPLY FOR THE ELECTION OF DIRECTORS

      The solicitation of proxies on behalf of the Board of Directors includes a solicitation for discretionary authority to cumulate votes.

      The Board of Directors of the Company has fixed the close of business February 23, 2001 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting. Proxies properly executed by Shareholders of record on February 23, 2001, and received in time for the meeting will be voted as specified on all business to be acted upon at the meeting and any adjournment thereof.

RIGHT OF REVOCATION

      Any Shareholder executing a Proxy for the meeting on the Proxy Form provided may revoke the Proxy in a writing delivered to the President of the Company prior to the meeting or by attending the meeting and voting in person.

PRINCIPAL SHAREHOLDERS OF THE COMPANY

      To the extent known to the Board of Directors of the Company, as of February 23, 2001, the only Shareholders of the Company having beneficial ownership of more than five (5%) percent of the shares of Common Stock of the Company are as set forth below:

NAME AND ADDRESS OF                                   AMOUNT AND NATURE OF                            PERCENT OF
  BENEFICIAL OWNER                                     BENEFICIAL OWNERSHIP                             CLASS
-------------------                                   ---------------------                           ----------
Hugh C. Lane, Jr.                                         413,860.937(1)(2)                            16.04%
30 Church Street
Charleston, SC  29401

Charles G. Lane                                               141,794(3)                                5.49%
10 Gillon Street
Charleston, SC  29401

The Bank of South Carolina                                    206,693(4)                                8.01%
Employee Stock Ownership
Plan and Trust ("ESOP")
256 Meeting Street
Charleston, SC  29401

------------------------------

 (1) To the extent known to the Board of Directors, Hugh C. Lane and his children, individually and collectively, have beneficial ownership of 694,906.937 shares or 26.93% of the outstanding shares. As more fully described in the following footnote, Hugh C. Lane, Jr. and Charles G. Lane are the only ones of the above who have a beneficial ownership interest in more than five (5%) percent of the Company's common stock. Hugh C. Lane, Jr. disclaims any beneficial interest in those shares in which other members of his family have a beneficial interest other than those shares his wife owns directly and those for which he serves as trustee or she serves as custodian (as more fully described in the following footnote). Charles G. Lane disclaims any beneficial interest in those shares in which other members of his family have a beneficial interest other than those shares his wife owns directly and those for which he serves as trustee or she serves as custodian (as more fully described in the following footnote).

(2) To the extent known to the Board of Directors, Hugh C. Lane, Jr. directly owns and has sole voting and investment power with respect to 175,350 shares; as trustee for 7 trust accounts holding an aggregate of 61,250 shares, he has sole voting and investment power with respect to such shares; as co-trustee for two trust accounts holding 12,340 shares, he has joint voting and investment power with respect to such shares; as trustee for the Mills Bee Lane Memorial Foundation, he has shared voting and investment power with respect to 6,500 shares; he is indirectly beneficial owner of 8,168 shares owned by his wife and an aggregate of 120,042 shares held by his wife as custodian for three minor children and 30,210.937 shares owned by the Employee Stock Ownership Plan and Trust ("ESOP") in which he has a vested interest. All of the 413,860.937 shares beneficially owned by Hugh C. Lane, Jr. are currently owned. Hugh C. Lane, Jr. has had beneficial ownership of more than five (5%) percent of the Bank's Common Stock since October 23, 1986, and more than ten (10%) percent since November 16, 1988.

(3) To the extent known to the Board of Directors, Charles G. Lane directly owns and has sole voting and investment power with respect to 69,557 shares; as co-trustee for 2 trust accounts holding 14,053 shares, he has joint voting and investment powers with respect to such shares; as trustee for the Mills Bee Lane Memorial Foundation, he has shared voting and investment power with respect to 6,500 shares; he is indirectly beneficial owner of 2,662 shares owned by his wife and an aggregate of 49,022 shares held by his wife as custodian for three minor children. All of the shares beneficially owned by Charles G. Lane are currently owned. Charles G. Lane has had beneficial ownership of more than five (5%) percent of the Bank's Common Stock since July 16, 1999;

 (4) The Trustee of the ESOP, Nathaniel I. Ball, III, an executive Officer and Director of the Bank and the Company, disclaims beneficial ownership of 206,693 shares owned by the ESOP which have been allocated to members of the plan each of whom under the terms of the plan has the right to direct the Trustee as to the manner in which voting rights are to be exercised and claims beneficial ownership of 4,700 shares owned by the ESOP which have not yet been allocated to members of the plan.

BENEFICIAL OWNERSHIP OF COMMON STOCK OF THE COMPANY

          The table below sets forth the number of shares of Common Stock (the only class of outstanding equity securities of the Company) known by the Company to be beneficially owned by each Nominee for election as Director and by the Officers and Directors of the Company as a group as of February 23, 2001. Except as otherwise indicated in the footnotes to the table, the persons named possess sole voting power and investment power with respect to the shares shown opposite their names. As of February 23, 2001, no Officer, Director or Nominee beneficially owned more than ten (10%) percent of the outstanding shares of the Company other than Hugh C. Lane, Jr. As of February 23, 2001, the Officers, Directors and Nominees beneficially owned 829,805.147 shares, representing approximately 32.16% of the outstanding shares.

          As of February 23, 2001, the beneficial ownership of Common Stock of the Company by all current Directors and each Nominee for Director was as set forth in the following table:


NAME AND ADDRESS OF                                 AMOUNT AND NATURE OF                            PERCENT OF
 BENEFICIAL OWNER                                   BENEFICIAL OWNERSHIP                              CLASS
-------------------                                 --------------------                            ----------
Nathaniel I. Ball, III                                   61,489.584(1)                                   2.38%
1302 Cove Avenue
Sullivan's Island, SC  29482

William T. Cooper                                             5,324(1)                                    .21%
21 Jamestown Road
Charleston, SC  29407

NAME AND ADDRESS OF                                  AMOUNT AND NATURE OF                            PERCENT OF
  BENEFICIAL OWNER                                   BENEFICIAL OWNERSHIP                              CLASS
  ----------------                                   --------------------                            ---------
C. Ronald Coward                                         34,136(1)                                       1.32%
537 Planters Loop
Mt. Pleasant, SC  29464

Leonard C. Fulghum                                       35,175(1)                                       1.36%
311 Middle Street
Mt. Pleasant, SC  29464

T. Dean Harton                                            8,704(1)                                        .34%
4620 Lazy Creek Lane
Wadmalaw, SC  29487

William L. Hiott, Jr.                                88,393.626(1)                                       3.43%
1831 Capri Drive
Charleston, SC  29407

Katherine M. Huger                                        5,324(1)                                        .21%
72 Murray Boulevard
Charleston, SC  29401

John E. Huguley                                          16,456(1)                                        .64%
22 Murray Boulevard
Charleston, SC  29401

Charles G. Lane                                         141,794(1)                                       5.49%
10 Gillon Street
Charleston, SC  29401

Hugh C. Lane, Jr.                                   412,756.937(1)                                      15.99%
30 Church Street
Charleston, SC  29401

Louise J. Maybank                                        12,100                                           .47%
8 Meeting Street
Charleston, SC  29401

Thomas W. Myers                                           4,000                                           .16%
500 Central Avenue
Summerville, SC  29483

Alan I. Nussbaum, MD                                        300                                           .01%
37 Rebellion Road
Charleston, SC  29407

NAME AND ADDRESS OF                                 AMOUNT AND NATURE OF                            PERCENT OF
 BENEFICIAL OWNER                                   BENEFICIAL OWNERSHIP                              CLASS
-------------------                                 --------------------                            ----------
Edmund Rhett, Jr., MD                                       900(1)                                      .03%
45 South Battery
Charleston, SC  29401

Thomas C. Stevenson, III                                    484                                         .02%
173 Tradd Street
Charleston, SC  29401

John M. Tupper                                            1,364                                         .05%
113 Linwood Drive
Summerville, SC  29483


(1) To the extent known to the Board of Directors, each of the following Directors and Nominees for election as Directors (each of whom directly owns and has sole voting and investment power of all shares beneficially owned by him or her except as set forth in this footnote) indirectly owns the following number of shares: Nathaniel I. Ball, III
         - an aggregate of 5,802 shares directly owned by his wife; 20,305.584 shares owned by the ESOP, in which he has a vested interest and 4,700 shares owned by the ESOP which have not yet been allocated to members of the plan; William T. Cooper - an aggregate of 4,840 shares held by a pension plan; C. Ronald Coward - an aggregate of 1,100 shares owned by a company of which he is president and director; Leonard C. Fulghum - an aggregate of 3,555 shares owned by his wife; T. Dean Harton - an aggregate of 2,134 shares owned by his wife and held by his wife as custodian for his step-son; William L. Hiott, Jr. - an aggregate of 5,323 shares directly owned by his wife and 4,532 held by him as custodian for two children and 20,437.626 shares owned by the ESOP, in which he has a vested interest; Katherine M. Huger - 484 shares owned by her husband; John E. Huguley - 8,954 shares owned by his wife; Charles G. Lane - an aggregate of 72,237 shares owned by his wife, held by her as custodian for children, held by him as co-trustee with Hugh
         C. Lane, Jr., for a sister's children, held by him as a co-trustee for the children of Hugh C. Lane, Jr. and held by him as a trustee of Mills Bee Lane Memorial Foundation; Hugh C. Lane, Jr. - an aggregate of 208,300 shares owned by his wife, held by his wife as custodian for each of three children, held by him as co-trustee with Charles G. Lane for a sister's children and held by him as trustee for his and his brother's and sisters' children (as more fully described in the footnote to the preceding table), held by him as a trustee of Mills Bee Lane Memorial Foundation and 30,210.937 shares owned by the ESOP, in which he has a vested interest; and Edmund Rhett, Jr., 400 shares owned by his wife. All such indirectly owned shares are included in the totals of the number of shares set forth in the above table and beneficially owned by the Directors and Nominees.

------------------------------

         As a group, all Directors and Executive Officers (including Hugh C. Lane, Jr., President and Chief Executive Officer; Nathaniel I. Ball, III, Executive Vice President and Secretary; and William L. Hiott, Jr., Executive Vice President and Treasurer) are sixteen (16) in number and beneficially own an aggregate of 829,805.147 shares, representing 32.16% of the issued and outstanding Common Stock of the Company.

All of these shares beneficially owned by the Directors, Nominees and Executive Officers are currently owned.

ELECTION OF DIRECTORS

         Sixteen (16) Directors, constituting the entire Board of Directors, will be elected at the Annual Meeting, each to hold office for one year and until a successor shall have been duly elected or appointed and shall have qualified. In the absence of instructions to the contrary, shares of Common stock represented by properly executed proxies will be voted for the sixteen
(16) Nominees listed on pages 6 and 7, all of whom are recommended by management and have consented to be named and to serve if elected.

          The Company does not presently know of anything that would preclude any Nominee from serving; however, should any Nominee for any reason become unable or unwilling to serve as a Director, the number of Directors to be elected will be reduced accordingly.

         The name of each Nominee designated by the Board of Directors of the Company for election as Director of the Company and certain information provided by such Nominee to the Company is set forth in the table below. Twelve (12) of the current nominees served as initial directors of the Bank from October 22, 1986, when the Bank's charter was issued until the first annual meeting of Shareholders on April 14, 1987, and were elected to serve a one-year term at such annual meeting. John M. Tupper and Thomas W. Myers were first elected as Directors of the Bank during 1993. Alan I. Nussbaum, MD and Edmund Rhett, Jr., MD, were first elected as Directors of the Company during 1999. They were all re-elected to serve one-year terms at subsequent annual meetings. All of the above current Nominees served as Directors of the Company from April 11, 2000, the date of the last Annual Meeting of shareholders.

                                    POSITIONS AND
                                    OFFICES HELD                       BUSINESS EXPERIENCE
                                       WITH              FAMILY           1987-2001 AND
NAME                         AGE    CORPORATION        RELATIONSHIP    OTHER DIRECTORSHIPS
----                         ---    -----------        ------------    -------------------
Nathaniel I. Ball, III        59    Executive             None         The Bank of South Carolina (banking)
                                    Vice President,                    1986-2001
                                    Secretary,
                                    Director

William T. Cooper             71    Director              None         President, Southeastern Galleries, Inc. (retail furniture
                                                                       and decorating) 1983-2001

C. Ronald Coward              65    Director              None         President - Coward-Hund Construction
                                                                       Company, Inc. (construction) 1976-2001

Leonard C. Fulghum            71    Director              None         Chairman - Ferguson Fulghum, Inc. (painting contractors)
                                                                       1972-2001

T. Dean Harton                55    Director              None         President - Hawthorne Corporation (aviation) 1986-2001


                                    POSITIONS AND
                                    OFFICES HELD                       BUSINESS EXPERIENCE
                                       WITH              FAMILY           1987-2001 AND
NAME                           AGE   CORPORATION      RELATIONSHIP      OTHER DIRECTORSHIPS
----                           ---   -----------      ------------      -------------------
William L. Hiott, Jr.          56   Executive           None            The Bank of South Carolina
                                    Vice President,                     (banking) 1986-2001
                                    Treasurer,
                                    Director

Katherine M. Huger             59   Director            None            Assistant Professor of Economics - Charleston Southern
                                                                        University (education) 1972-2001

John E. Huguley                73   Director            None            Retired (1996) Chairman - John Huguley Company, Inc.
                                                                        (retail office products) 1980-2001

Charles G. Lane                46   Director            Brother of      Member - Holcombe, Fair & Lane, (real estate) 1996-2001;
                                                        Hugh C.  LLC    Associate-Holcombe & Fair Realtors 1987-96
                                                        Lane, Jr.;
                                                        brother-in-law
                                                        of Fleetwood S.
                                                        Hassell, Senior
                                                        Vice President

Hugh C. Lane, Jr.              53   President,          Brother of      The Bank of South Carolina (banking)
                                    Chief Exec-         Charles G.      1986-2001
                                    utive Officer,      Lane
                                    Director

Louise J. Maybank              61   Director            None            Active in community programs

Thomas W. Myers                66   Director            None            President - Myers &  Associates (estate and business
                                                                        insurance planning) 1963-2001

Alan I. Nussbaum, MD           49   Director            None            Physician - Rheumatology Associates, PA

Edmund Rhett, Jr., MD          53   Director            None            Physician in private obstetrical practice
with Low Country OB/GYN

Thomas C. Stevenson, III       49   Director            None            President - Fabtech, Inc. (metal fabrication) 1991-2001;
                                                                        Private Investor 1990-91; Chairman of the Board - Stevenson
                                                                        Hagerty, Inc. (diversified holding company) 1984-90

John M. Tupper                 59     Director          None            President - Tupperway Tire and Service, Inc. (retail
                                                                        tires and service) 1980-2001

COMMITTEES OF THE BOARD OF DIRECTORS

         Hugh C. Lane, Jr. presently serves as President of the Board of Directors. The Board has three (3) committees: the Executive Committee, the Long-Range Planning Committee, and the Audit and Compliance Committee. The Board does not have a Nominating Committee; however, the Board as a whole performs the functions that such a committee would normally perform. The Board does not have a Compensation Committee; however, the Executive Committee performs those functions.

         The Executive Committee consists of the President of the Company and six (6) designated Directors. The President of the Company chairs the Committee. At present, the fixed membership of the Committee consists of Hugh C. Lane, Jr., Nathaniel I. Ball, III, Leonard Fulghum, T. Dean Harton, William L. Hiott, Jr., Thomas W. Myers, and Alan I. Nussbaum. During 2000, this Committee held two (2) meetings. The principal function of the Executive Committee is to exercise all authority of the Board of Directors in the management and affairs of the Company and the Bank. In addition, the Executive Committee acts on behalf of the entire Board of the Company between the regular Board Meetings.

         The Long Range Planning Committee consists of Hugh C. Lane, Jr., the President of the Company, as Chairman, and Nathaniel I. Ball, III, William T. Cooper, T. Dean Harton, William L. Hiott, Jr., Charles G. Lane, Louise J. Maybank and Thomas W. Myers. The Long-Range Planning Committee met once during 2000.

         The Audit and Compliance Committee reviews and examines detailed reports of the internal auditor for the Bank; meets periodically with the internal auditor; reviews reports of regulatory bodies having jurisdiction over the Company and the Bank; evaluates internal accounting controls; recommends the engagement and continuation of engagement of independent auditors, the scope of their work and the fees for their services; and meets with and considers recommendations of the independent auditors for the Company and the Bank.

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE OF THE BOARD OF DIRECTORS

Membership and Role of the Audit and Compliance Committee

         The Audit and Compliance Committee (Audit Committee) presently consists of six (6) members of the Board of Directors. The Company's internal auditor also sits on this Committee. During 2000, the Audit Committee held four (4) meetings. The Audit Committee operates under a written charter adopted by the Board of Directors which is attached to this Proxy as Exhibit A.

Review of the Company's Audited Financial Statements for the Fiscal Year Ended December 31, 2000

         The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2000. The Audit Committee has discussed with KPMG LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of KPMG LLP with that firm. Based on the Audit Committee's review and discussions mentioned above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

         Submitted by:

         Leonard C.  Fulghum                 Thomas W. Myers
         Katherine M. Huger, Chairman        Edmund Rhett, Jr.
         Louise J. Maybank                   Thomas C. Stevenson, III

NOMINATIONS FOR DIRECTOR

         Nominations, other than those made by or on behalf of the existing management of the Company, shall be made in writing and shall be delivered or mailed to the President of the Company not less than seven (7) days, nor more than fifty (50) days, prior to any meeting of Shareholders calling for election of Directors; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to Shareholders, such nomination shall be mailed or delivered to the President of the Company not later than the close of business on the seventh (7th) day following the day on which the Notice of Meeting was mailed. Nominations not made according to these procedures will be disregarded.

DIRECTORS' MEETINGS

         The Board of Directors of the Company held six (6) meetings (including all regularly scheduled and special meetings) during the year ended December 31, 2000. No Director during such year, attended fewer than seventy-five (75%) percent of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served.

COMPENSATION OF OFFICERS AND DIRECTORS

         The following table sets forth all remuneration (including remuneration under any contract, authorization or arrangement, whether or not set forth in a formal document) paid during the year ended December 31, 2000, by the Bank to the three (3) Executive Officers of the Company and the Bank whose total remuneration from the Bank exceeded One Hundred Thousand and No/100 ($100,000.00) Dollars for their services in all capacities. Such Officers receive no compensation from the Company as Officers or as Directors or in any other capacity.

                                                                          LONG TERM COMPENSATION
                                    ANNUAL COMPENSATION            AWARDS                       PAYOUTS
                                    -------------------------------------------------------------------
(A)                (B)        (C)           (D)          (E)         (F)          (G)       (H)          (I)
                                                       OTHER                  SECURITIES
                                                       ANNUAL      RESTRICTED   UNDER-                 ALL OTHER
NAME AND                                               COMPEN-       STOCK      LYING      LTIP         COMPEN-
PRINCIPAL                                            SATION(1)(2)   AWARD(S)   OPTIONS/   PAYOUTS     SATION(1)(2)
POSITION          YEAR     SALARY($)     BONUS($)       ($)            ($)      SARS($)      ($)          ($)
Hugh C. Lane,     2000   $153,601.37        --       $21,451.37                                $21,451.37
Jr. - CEO         1999   $142,500.00        --       $18,996.83                                $18,996.83
& President       1998   $130,601.45        --       $19,961.21                                $19,961.21

                                                                          LONG TERM COMPENSATION
                                    ANNUAL COMPENSATION            AWARDS                       PAYOUTS
                                    -------------------------------------------------------------------
(A)                (B)        (C)           (D)          (E)         (F)          (G)       (H)          (I)
                                                       OTHER                  SECURITIES
                                                       ANNUAL      RESTRICTED   UNDER-                 ALL OTHER
NAME AND                                               COMPEN-       STOCK      LYING      LTIP         COMPEN-
PRINCIPAL                                            SATION(1)(2)   AWARD(S)   OPTIONS/   PAYOUTS     SATION(1)(2)
POSITION          YEAR     SALARY($)     BONUS($)       ($)            ($)      SARS($)      ($)          ($)
Nathaniel I.      2000   $137,101.73        --       $19,147.05                                $19,147.05
Ball, III -       1999   $126,000.00        --       $16,752.09                                $16,752.09
Executive Vice    1998   $116,101.37        --       $17,775.76                                $17,775.76
President &
Secretary

William L.        2000   $137,101.37        --       $19,147.05                                $19,147.05
Hiott, Jr. -      1999   $126,000.00        --       $17,318.45                                $17,318.45
Executive Vice    1998   $116,101.37        --       $18,330.88                                $18,330.88
President &
Treasurer

--------------

(1) Includes same life, disability and health insurance benefits as all other employees of the Bank who work at least thirty (30) hours a week.

(2)      Includes Bank contribution to the ESOP.

--------------

         Non-officer Directors of the Company received One Hundred and No/100 ($100.00) Dollars for each meeting of the Board of Directors attended and non-officer Directors of the Bank received Two Hundred and No/100 ($200.00) Dollars for each meeting of the Board of Directors attended and One Hundred and No/100 ($100.00) Dollars for each Board Committee meeting attended.

         On November 2, 1989, the Bank adopted an Employee Stock Ownership Plan and Trust Agreement to provide retirement benefits to eligible employees for long and faithful service.

         An employee of the Bank is eligible to become a participant in the ESOP upon reaching twenty-one (21) years of age and upon completion of one thousand (1,000) hours of service in a plan year. No contributions by employees are permitted. The amount and time of contributions are at the sole discretion of the Board of Directors of the Bank. The contribution for all participants is based solely on each participant's respective regular or base salary and wages paid by the Bank including commissions, bonuses and overtime, if any.

         A participant becomes vested in the Plan upon completion of five (5) years of service. There is no vesting prior to the completion of five (5) years of service.

         The Plan became effective as of January 1, 1989.

         The Board of Directors of the Bank approved the contribution of Two Hundred Seventy Five Thousand and No/100 ($275,000.00) Dollars to the ESOP for the fiscal year ended December 31, 2000.

The contribution was made during 2000. T. Dean Harton, Sheryl G. Sharry and Nathaniel I. Ball, III, currently serve as Plan Administrators. Nathaniel I. Ball, III, currently serves as Trustee for the Plan. The Plan currently owns Two Hundred Six Thousand Six Hundred Ninety-three (206,693) shares or 8.01% of the Company's Common Stock.

         During the fiscal year ended December 31, 2000, the Company had no plans or arrangements pursuant to which any Officer, Director or principal Shareholder received contingent remuneration or personal benefits other than the contingent remuneration and life, disability and health insurance benefits referred to in the footnotes to the preceding table.

         On April 14, 1998, the shareholders of the Company approved an Incentive Stock Option Plan for the benefit of eligible Officers and employees of the Bank. A total of one hundred eighty thousand (180,000) shares were reserved and on April 16, 1998, the Bank granted options to purchase Common Stock in the aggregate amount of one hundred forty six thousand (146,000) shares to fifty two (52) employees of the Bank (including officers, such Directors as are also employees and other employees) pursuant to the Incentive Stock Option Plan. These grants included those to Hugh C. Lane, Jr., Nathaniel I. Ball, III and William L. Hiott, Jr., Executive Officers and Directors.

         As of July 10, 2000, all of the option holders, including the above Executive Officers, willfully terminated their existing stock options. There was and is no obligation on the part of the Company or The Bank of South Carolina to issue additional or replacement options.

TRANSACTIONS AND RELATIONS WITH DIRECTORS, OFFICERS, AND THEIR ASSOCIATES AND AFFILIATES OF DIRECTORS

         The Company does not have any existing continuing contractual relationships with any Director, Nominee for election as Director or principal Officer of the Company or the Bank, or any Shareholder owning, directly or indirectly, more than five (5%) percent of the shares of Common Stock of the Company, or any associate of the foregoing persons. Directors, Principal Officers, nominees for election as Directors, and members of the immediate family of any of the foregoing have had in the past, have at present, and will have in the future, customer relationships with the Bank. Such transactions have been and will continue to be made in the ordinary course of business, made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and such transactions did not and will not involve more than the normal risk of collectability or present other unfavorable features.

         Hugh C. Lane, Jr. filed one incorrect Statement of Changes in Beneficial Ownership on Form 4. Thomas W. Myers failed to file one Statement of Beneficial Interest on Form 4 in a timely manner. Edmund Rhett, Jr., filed one incorrect Statement of Changes in Beneficial Ownership on Form 4 and failed to file one Statement of Changes in Beneficial Ownership on Form 4 in a timely manner.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         KPMG LLP, has served as the Bank's independent certified public accountants for the fiscal year ending December 31, 1994, and as independent certified public accountants for the Company and its Bank subsidiary for the fiscal years ending December 31, 1995 through 2000. At the 2001 Annual Shareholders' Meeting the following resolution will be subject to ratification by a simple majority vote of shares represented at the meeting:

         RESOLVED, that the selection of KPMG LLP, as the independent certified public accountants of Bank of South Carolina Corporation (the "Company") and its sole subsidiary, The Bank of South Carolina (the "Bank"), for the fiscal year ending December 31, 2001, is hereby ratified.

         If ratification is not achieved, the selection of an independent certified public accountant will be reconsidered and made by the Board of Directors. Even if selection is ratified, the Board of Directors reserves the right to, and in its discretion may, direct the appointment of any other independent certified public accounting firm at any time if the Board decides that such a change would be in the best interests of the Company and its shareholders.

         The services provided by KPMG LLP include the examination and reporting of the financial status of the Company and the Bank. These services have been furnished at customary rates and terms. There are no existing direct or indirect agreements or understandings that fix a limit on current or future fees for these audit services.

         KPMG LLP assisted in the preparation of the Company's and Bank's tax returns in 1995, 1996, 1997, 1998, 1999 and 2000. These non-audit services were routine in nature and did not compose more than twenty-five (25%) percent of the total fees paid to KPMG LLP in 2000. These services do not affect their independence.

         A representative of KPMG LLP is expected to attend the Annual Shareholder's Meeting with the opportunity to make a statement, if desired, and is expected to be available to respond to Shareholder's inquires.

Audit Fees

         The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000, and the preparation and reviews of the financial statements included in the Company's Form 10-KSB and 10-QSB were $49,000 for that fiscal year.

All Other Fees

         The aggregate fees billed for tax services were $8,500 for the year ended December 31, 2000.

         The Audit and Compliance Committee of the Board of Directors has determined that the provision of tax services is compatible with maintaining the accountant's independence.

                                  OTHER MATTERS

         Management is not aware of any matters to come before the meeting that will require the vote of Shareholders other than those matters indicated in the Notice of Meeting and this Proxy Statement.

         However, if any other matter calling for Shareholder action should properly come before the meeting or any adjournments thereof, those persons named as Proxies in the enclosed Proxy Form will vote thereon according to their best judgment.

                               PENDING LITIGATION

         There is no pending litigation involving the Company.

                                  ANNUAL REPORT

         The ANNUAL REPORT for December 31, 2000, is mailed herewith to all Shareholders. Copies of the Annual Report as filed with the Securities and Exchange Commission on Form 10-KSB may be obtained by request to William L. Hiott, Jr., Treasurer of the Company.

         SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL SHAREHOLDER'S MEETING

         Shareholder proposals, if any, for inclusion in the Proxy Statement relating to the 2001 Annual Shareholder's meeting, must be addressed to and received in the office of the President no later than December 7, 2001.

                                       By Order of the Board of Directors



                                       Nathaniel I. Ball, III
                                       Secretary

March 2, 2001

                                    EXHIBIT A
                     AUDIT AND COMPLIANCE COMMITTEE CHARTER

The Board of Directors of Bank of South Carolina Corporation (the Company) has created a committee of directors to be known as the Audit and Compliance Committee (the Committee) with its goals and objectives, composition, meeting format, term of membership and duties and responsibilities as follows:

GOALS AND OBJECTIVES

The primary goal of the Audit and Compliance Committee will be to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices of the Company and its subsidiaries. In addition, the Committee will:

- Oversee and appraise the quality of the audit effort of the Company's internal audit function and those of its independent auditors;

- Maintain, by scheduling regular meetings, open lines of communication among the board, its internal auditors and its independent accountants to exchange views and information as well as confirm their respective authority and responsibilities;

- Serve as an independent and objective party to review the financial information presented by management to shareholders, regulators and the general public;

- Determine the adequacy of the administrative, operating and internal accounting controls of the Company and it subsidiaries and evaluate adherence to those controls;

- Function as the Audit and Compliance Committee of the Bank of South Carolina, the wholly owned subsidiary of the Company.

The Audit and Compliance Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

COMPOSITION

The Board of Directors shall annually appoint and confirm the membership of the Audit and Compliance Committee, none of whom shall be officers of the Corporation or its subsidiaries. Audit and Compliance Committee members shall meet the requirements of the NASD/AMEX exchange. The Committee will be comprised of not less that four (4) members of the Board of Directors or such larger number as approved by the Board. One of the members shall be elected chairperson by the Committee. Each member shall be an independent non-executive director, free from any relationship, which might, in the opinion of the Board of Directors, interfere with the exercise of his or her independent judgment or be construed as a conflict of interest.

All members of the committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the committee shall have accounting or related financial management expertise, as the Board interprets such qualifications in its business judgment.

TERM OF MEMBERSHIP

Each member of the Audit and Compliance Committee shall serve no more than six consecutive annual terms. Members may be re-elected after a one-year absence from the Committee. The chairperson shall be elected every two years and no chairperson shall serve more than four consecutive years as chairperson of the Audit and Compliance Committee. If a chairperson is not designated or present, the members of the Committee may designate a chairperson by majority vote of the Committee membership.

MEETING FORMAT

The Committee will hold at least four regular meetings per year and such additional meetings as the chairperson shall require to meet the Committee's duties and responsibilities.

The Committee meetings will consist of a general session which will be attended by the Committee members, the internal auditor, members of management and the independent accountants as appropriate. Others may attend by invitation of the Committee.

Following the conclusion of the general session, the Committee will excuse members of management in order to meet privately with the internal auditor, independent accountants, or others at the Committee's discretion.

An executive session of the Committee members only will follow, as necessary.

DUTIES AND RESPONSIBILITIES

REVIEW PROCEDURES

-        Review and reassess the adequacy of the charter at least annually.
         Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

- Review the annual audited financial statements prior to filing or distribution to include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

- In consultation with management, independent auditors and internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the internal and independent auditors together with management's responses.

- Review with management the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61.

INDEPENDENT AUDITORS

- The independent auditors are ultimately accountable to the Audit and Compliance Committee of the Board of Directors. The Committee shall review the independence and performance of the auditors and annually recommend the appointment of the auditors or approve any discharge of auditors when circumstances warrant.

- Approve fees and other significant compensation to be paid to the independent auditors.

- On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

- Review the independent auditor's engagement letter and audit plan by discussing scope, staffing locations, reliance upon management and internal audit and general audit approach.

- Prior to releasing year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS 61.

- Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

- Review the budget, plan and changes in plan, activities, organizational structure and qualifications of the internal audit department, as needed.

- Review the appointment, performance and replacement of senior audit department personnel.

- Review significant reports prepared by the internal audit department together with management's responses and follow-up to these reports.

- On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

- Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.

- Perform any other activities consistent with this charter, the Company's by-laws and governing law as the Committee or the Board deems necessary or appropriate.

- Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities. |X|

                                      PROXY
                                      CARD

BANK OF
SOUTH CAROLINA CORPORATION
256 Meeting Street
Charleston, SC  29401

             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS APRIL 10, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS THAT I, the undersigned Shareholder of Bank of South Carolina Corporation (the Company) do hereby appoint William T. Cooper, Leonard C. Fulghum and Louise J. Maybank, (no officer or employee of the Company or any subsidiary may be appointed), or any one of them, with full power to act alone, my true and lawful attorney(s) with full power of substitution, to vote on behalf of the undersigned all shares of common stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at The Bank of South Carolina, 256 Meeting Street, Charleston, South Carolina on Tuesday, April 10, 2001, at 2:00 p.m., or at any adjournments or postponements thereof, with all the powers the undersigned would possess if personally present upon the following matters:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

1.       ELECTION OF DIRECTORS

    [ ]  FOR all nominees listed below (except as marked to the contrary below).

    [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below.

         Nathaniel I. Ball, III, William T. Cooper, C. Ronald Coward, Leonard C. Fulghum, T. Dean Harton, William L. Hiott, Jr., Katherine M. Huger, John E. Huguley, Charles G. Lane, Hugh C. Lane, Jr., Louise J. Maybank, Thomas W. Myers, Alan I. Nussbaum, Edmund Rhett, Jr., Thomas C. Stevenson, III and John M. Tupper

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)

2. APPROVAL OF KPMG LLP, as the Company's independent auditors for the fiscal year ending December 31, 2001.

                     [ ] FOR      [ ] AGAINST       [ ] ABSTAIN

3. The transaction of such other business as may properly come before the meeting.

Each properly executed proxy will be voted in accordance with specifications made hereon. If no specification is made, the shares represented by this Proxy will be voted "FOR" the nominees, "FOR" KPMG LLP and in the discretion of the Proxies, on any other business as may properly come before the meeting.

PLEASE DATE AND SIGN          The undersigned hereby acknowledges receipt of the
EXACTLY AS NAME APPEARS       Company's 2000 Annual Report and the accompanying
HEREON.  EXECUTORS,           Notice of Meeting and Proxy Statement and hereby
ADMINISTRATORS, TRUSTEES,     revokes any proxy or proxies heretofore given.
ETC., MUST SO INDICATE
WHEN SIGNING.  IF SHARES
ARE HELD JOINTLY, BOTH
OWNERS SHOULD SIGN.

                                         Dated: ________________, 2001

                                SIGN --
                                HERE     --------------------------------------
                                     --
                                         --------------------------------------
                                     --
                                         --------------------------------------
                                            Signature(s) of Shareholder(s)